1 NINETEENTH AMENDMENT TO THE FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF SAUL HOLDINGS LIMITED PARTNERSHIP THIS NINETEENTH AMENDMENT TO THE FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF SAUL HOLDINGS LIMITED PARTNERSHIP (this “Amendment”), dated as of October 18, 2023, is entered into by the undersigned parties. W I T N E S S E T H: WHEREAS, Saul Holdings Limited Partnership (the “Partnership”) was formed as a Maryland limited partnership pursuant to that certain Certificate of Limited Partnership dated June 16, 1993 and filed on June 16, 1993 among the partnership records of the Maryland State Department of Assessments and Taxation, and that certain Agreement of Limited Partnership dated June 16, 1993 (the “Original Agreement”); WHEREAS, the Original Agreement was amended and restated in its entirety by that certain First Amended and Restated Agreement of Limited Partnership of the Partnership dated August 26, 1993, which was further amended by that certain First Amendment dated August 26, 1993, by that certain Second Amendment dated March 31, 1994, by that certain Third Amendment dated July 21, 1994, by that certain Fourth Amendment dated December 1, 1996, by that certain Fifth Amendment dated July 6, 2000, by that certain Sixth Amendment dated November 5, 2003, by that certain Seventh Amendment dated November 26, 2003 , by that certain Eighth Amendment dated December 31, 2007, by that certain Ninth Amendment dated March 27, 2008, by that Tenth Amendment dated April 4, 2008, by that certain Eleventh Amendment dated September 23, 2011, by that certain Twelfth Amendment dated February 12, 2013, by that certain Thirteenth Amendment dated November 12, 2014, by that certain Fourteenth Amendment dated January 23, 2018, by that certain Fifteenth Amendment dated May 9, 2018, by that certain Sixteenth Amendment dated September 17, 2019, by that certain Seventeenth Amendment dated June 29, 2021, and by that certain Eighteenth Amendment (“Eighteenth Amendment”) dated October 18, 2021 (as amended, the “Agreement”); WHEREAS, pursuant to a Contribution Agreement, dated November 5, 2019, as amended by that certain First Amendment to the Contribution Agreement dated March 5, 2021 (as amended, the “Contribution Agreement”), among the Partnership and 1592 Rockville Pike LLC, an affiliate of the Partnership (the “Company”), the Company agreed to contribute certain fee and leasehold interests in certain land and the improvements located thereon known as Twinbrook Quarter to the Partnership in exchange (at a time and on the terms and conditions set forth in the Contribution Agreement) for Partnership Units; WHEREAS, as set forth in the Eighteenth Amendment, in exchange for its Capital Contribution pursuant to the Contribution Agreement, the Company was issued certain Partnership Units and immediately thereafter became a Limited Partner for all purposes under the Agreement; and Exhibit 10.(a)

2 WHEREAS, the undersigned Partners of the Partnership desire to amend Exhibit A to the Agreement to consent to the issuance of additional Partnership Units to the Company in accordance with the terms set forth in the Contribution Agreement. NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the undersigned parties, intending legally to be bound, hereby agree as follows: 1. The Exhibit A attached to the Agreement is hereby deleted in its entirety and replaced as contemplated by the Exhibit A attached hereto. 2. Notwithstanding anything in the Agreement to the contrary, the General Partner and the Limited Partners party hereto, who hold in the aggregate more than fifty percent (50%) of the total Partnership Interests held by the Limited Partners, hereby consent to the issuance of additional Partnership Units to the Company in accordance with the terms set forth in the Contribution Agreement, which Partnership Units shall carry the Rights set forth in the Agreement. 3. Except as the context may otherwise require, any terms used in this Amendment that are defined in the Agreement shall have the same meaning for purposes of this Amendment as in the Agreement. 4. Except as specifically amended hereby, the terms, covenants, provisions and conditions of the Agreement shall remain and continue in full force and effect and, except as amended hereby, all of the terms, covenants, provisions and conditions of the Agreement are hereby ratified and confirmed in all respects. 5. This Amendment may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Amendment immediately upon affixing its signature hereto. [Signature Page Follows] Exhibit 10.(a)

3 IN WITNESS WHEREOF, the undersigned parties have executed this Amendment as of the date first written above. GENERAL PARTNER SAUL CENTERS, INC., a Maryland corporation By: /s/ Carlos L. Heard Name: Carlos L. Heard Title: Senior Vice President and Chief Financial Officer LIMITED PARTNERS B. F. SAUL REAL ESTATE INVESTMENT TRUST, a Maryland unincorporated business trust By: /s/ B. Francis Saul II Name: B. Francis Saul II Title: Chairman and Chief Executive Officer WESTMINSTER INVESTING, LLC, a Maryland limited liability company By: /s/ B. Francis Saul II Name: B. Francis Saul II Title: President VAN NESS SQUARE CORPORATION, a Maryland corporation By: /s/ B. Francis Saul II Name: B. Francis Saul II Title: President Exhibit 10.(a)

4 DEARBORN, L.L.C., a Delaware limited liability company By: /s/ B. Francis Saul II Name: B. Francis Saul II Title: Chief Executive Officer B.F. SAUL PROPERTY COMPANY, a Maryland corporation By: /s/ B. Francis Saul II Name: B. Francis Saul II Title: Chairman of the Board AVENEL EXECUTIVE PARK PHASE II, L.L.C., a Maryland limited liability company By: /s/ D. Todd Pearson Name: D. Todd Pearson Title: President 1592 ROCKVILLE PIKE LLC, a Delaware limited liability company By: /s/ B. Francis Saul II Name: B. Francis Saul II Title: Chief Executive Officer Exhibit 10.(a)

Exhibit A Saul Holdings Limited Partnership Units Holder Existing Units Third Escrow Release - October 18, 2023 Resulting Units after Third Escrow Release Percentage Number Number Percentage Number Saul Centers, Inc. General Partner 72.13% 24,064,211 70.63% 24,064,211 B. F. Saul Real Estate Investment Trust Limited Partner 9.86% 3,291,000 9.66% 3,291,000 1592 Rockville Pike LLC Limited Partner 2.12% 708,036 708,035 4.16% 1,416,071 Dearborn, L.L.C. Limited Partner 5.77% 1,924,388 5.65% 1,924,388 Avenel Executive Park Phase II, L.L.C. Limited Partner 0.03% 11,299 0.03% 11,299 SHLP Unit Acquisition Corp. Limited Partner 4.61% 1,538,005 4.51% 1,538,005 B.F. Saul Property Company Limited Partner 1.10% 366,343 1.08% 366,343 Westminster Investing, LLC Limited Partner 1.24% 414,691 1.22% 414,691 Van Ness Square Corporation Limited Partner 1.72% 574,111 1.69% 574,111 Avissar-Diener, LLC Limited Partner 1.41% 469,740 1.38% 469,740 Partnership Unit Totals 27.87% 9,297,613 29.37% 10,005,648 Totals 100.00% 33,361,824 100.00% 34,069,859 5 Exhibit 10.(a)